UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver,

British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

Mercer International Inc. (the “Company”) is distributing a preliminary offering memorandum to investors in connection with the proposed offering of senior notes described in Item 8.01 below, in which it discloses, based on information available to the Company as at the date hereof:

•

in connection with the Company’s previously announced proposed acquisition (the “Acquisition”) of Daishowa-Marubeni International Ltd. (“DMI”), it has entered into an engagement letter with an affiliate of one of the initial purchasers under the proposed offering of Senior Notes, RBC Capital Markets, to establish a C$60.0 million asset-backed revolving credit facility for DMI after completion of the Acquisition, referred to as the “New DMI Facility”, which will be secured by DMI’s inventories and receivables. The New DMI Facility is subject to the entry into of definitive documentation and other customary conditions and closing deliverables and there can be no assurance that it will be established on satisfactory terms or at all. Completion of the Acquisition and the issuance of the Senior Notes is not conditioned upon the New DMI Facility;

•

the Company is currently in discussions with a German bank with a view to replacing its existing German credit facilities with one new facility that it believes would be on more attractive terms. There can be no assurance that such new facility will be completed as contemplated or at all; and

•

the supplemental information set forth in Exhibit 99.1 and incorporated herein by reference, some of which has been previously disclosed by the Company and which includes, but is not limited to certain: (i) financial information of DMI and unaudited pro forma condensed consolidated financial information of the Company and DMI; and (ii) descriptions of the business of DMI.

The filing of this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

ITEM 8.01	OTHER EVENTS.

On November 28, 2018, the Company issued a press release announcing its proposed offering (the “Offering”) of an aggregate of $350 million principal amount of senior notes due 2025 (the “2025 Notes”). The net proceeds of the proposed issuance of 2025 Notes, together with cash on hand, will be used to finance the purchase price under the previously announced Acquisition of all of the outstanding shares of DMI pursuant to a share purchase agreement among the Company, Marubeni Corporation, Nippon Paper Industries Co., Ltd., and Daishowa North America Corporation, dated October 3, 2018 (the “Acquisition Agreement”) and to pay fees and expenses.

The Offering is not conditioned upon the completion of the Acquisition. However, in the event that the Acquisition is not consummated on or prior to January 31, 2019, or if the Acquisition Agreement is terminated any time prior thereto, the Company will be required to redeem in whole and not in part the aggregate principal amount of the outstanding notes on the special mandatory redemption date at a redemption price equal to 100% of the aggregate principal amount of the notes plus accrued and unpaid interest.

The 2025 Notes will be offered and sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Company’s press release dated November 28, 2018 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in and incorporated into Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Items 7.01 and 8.01, respectively, of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the 2025 Notes or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward looking statements” within the meaning of federal securities laws and is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. “Forward looking statements” generally can be identified by the use of forward looking terminology such as “assumptions”, “expects”, “anticipates”, “projects”, “intends”, “designed”, “will”, “believes”, “estimates”, “may”, “could”, “plans” (or the negative of other derivatives of each of these terms) or similar terminology and involve unknown risks and uncertainties which may cause the Company’s actual results in future periods to differ materially from forecasted results. The “forward looking statements” include, without limitation, statements regarding preliminary estimated financial results, the Company’s intentions regarding the consummation of the offering of 2025 Notes, the completion of the Acquisition and the intended use of proceeds. These statements are based on the Company’s management’s estimates and assumptions with respect to future events, which include uncertainty as to its ability to consummate the Acquisition and/or the proposed offering of debt securities, which estimates are believed to be reasonable, though are inherently uncertain and difficult to predict. A discussion of factors that could cause actual results to vary is included in the Company’s Annual Report on Form 10-K, as amended, Exhibit 99.1 to this Current Report on Form 8-K and other periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum

99.2	Press release of the Company dated November 28, 2018.

Exhibit Index

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum

99.2	Press release of the Company dated November 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David K. Ure
David K. Ure
Chief Financial Officer

Date: November 28, 2018